PREPAYMENTS AND OTHER ASSETS (Details) - USD ($) $ in Thousands		Dec. 31, 2024	Feb. 29, 2024	Dec. 31, 2023	Apr. 30, 2023
Assets [Abstract]
Prepayments to suppliers		$ 266,478		$ 35,219
Deposits	[1]	31,372		54,304
Deductible input value-added tax		5,407		3,425
Prepayments of income tax		2,459		15
Others		4,457		4,124
Total		310,173		97,087
Current		291,929		71,876
Non-current		18,244		25,211
Total liability of guaranteed obligations under all agreements			$ 30,000		$ 13,000
Allowance for expected credit losses or impairment for prepayments and other assets		$ 0		$ 0

[1]	The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement (the “2023 Guaranty Agreement”) with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13.0 million in each case. In February 2024, Bitdeer and Bitdeer, Inc. together entered into a guaranty agreement with the electricity supplier to amend the 2023 Guaranty Agreement and limit the guarantor’s total liability to the lesser of the guaranteed obligations under all agreement or US$30.0 million in each case.